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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                         Date of Report: August 1, 1999

                        FIDELITY NATIONAL FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    1-9396                 86-0498599
(State or other jurisdiction       (Commission      (IRS Employer Identification
      of incorporation)            File Number)                 Number)


                17911 Von Karman Avenue, Irvine, California 92614
                    (Address of principal executive offices)

                                 (949) 622-5000
              (Registrant's telephone number, including area code)





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ITEM 5. OTHER EVENTS.

On August 1, 1999, Fidelity National Financial, Inc., a Delaware corporation ("Fidelity"), and Chicago Title Corporation, a Delaware corporation (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, the Company will be merged with and into Fidelity, with Fidelity being the surviving corporation of such merger (the "Merger"). At the Effective Time (as defined in the Merger Agreement) of the Merger, each issued and outstanding share of common stock, par value $1.00 per share, of the Company (the "Company Common Shares") will be converted into the right to receive merger consideration having a value of $52.00 (subject to certain adjustments) and consisting of cash and shares of common stock, par value $.0001 per share, of Fidelity ("Fidelity Common Shares"). Holders of Company Common Shares will be provided an opportunity to elect to receive the merger consideration in the form of cash or in the form of Fidelity Common Shares, subject to proration. The transaction is expected to be completed in the first quarter of 2000, subject to approval by the stockholders of the Company and Fidelity and to certain regulatory approvals. The Merger Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits.  The following exhibits accompany this Report:


      Exhibit
       Number                      Exhibit Description
       ------                      -------------------
        99.1    Agreement and Plan of Merger, dated as of August 1, 1999 (the
                Merger Agreement"), by and between Fidelity National Financial,
                Inc. and Chicago Title Corporation.

        99.2    List of Contents of Exhibits to the Merger Agreement.

        99.3    Press Release of August 1, 1999.


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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FIDELITY NATIONAL FINANCIAL, INC.


Dated: August 4, 1999               M'Liss Jones Kane
                                    -------------------------------------------
                                    M'Liss Jones Kane
                                    Senior Vice President, Corporate Counsel and Corporate Secretary


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                                  EXHIBIT INDEX

The following exhibits are attached hereto and incorporated herein by reference:



      Exhibit
       Number                       Exhibit Description
       ------                       -------------------
        99.1    Agreement and Plan of Merger, dated as of August 1, 1999 (the
                Merger Agreement"), by and between Fidelity National Financial,
                Inc. and Chicago Title Corporation.

        99.2    List of Contents of Exhibits to the Merger Agreement.

        99.3    Press Release of August 1, 1999.



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